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                                                                   Exhibit 10.9


                                 PROMISSORY NOTE

$160,000.00                  Stamford, Connecticut                June 10, 1997

         FOR VALUE RECEIVED, the undersigned, Karl Spangenberg, a resident of Weston, Massachusetts ("Maker"), promises to pay to the order of @PLAN.INC., a Tennessee corporation ("Payee"; Payee and any subsequent holder[s] hereof are hereinafter individually and collectively referred to as "Holder"), the principal sum of ONE HUNDRED SIXTY THOUSAND AND 00/100THS DOLLARS ($160,000.00), together with interest on the outstanding principal balance hereof from date at the rate of FOUR AND 9/10 percent (4.9%) per annum.

         The principal balance, together with all accrued interest, shall be due and payable upon the earlier of the sale of Maker's residence located at One Laxfield Road, Weston, Massachusetts, and September 1, 1997.

         The indebtedness evidenced hereby may be prepaid in whole or in part, at any time and from time to time, without premium or penalty.

         If any payment hereunder is not paid when due, the indebtedness evidenced by this Note may be declared to be immediately due and payable in full without notice at the option of Holder. Upon the occurrence of any such default, at the option of Holder and without notice to Maker, all accrued and unpaid interest, if any, shall be added to the outstanding principal balance, and the entire outstanding principal balance, as so adjusted, shall bear interest thereafter, at an annual rate equal to the rate that is 5 percentage points (5%) in excess of the above-specified interest rate. Holder may waive any default before or after the same has been declared and restore this Note to full force and effect without impairing the right to declare the indebtedness evidenced hereby due for a subsequent default, this right being a continuing one.

         In the event that this Note is placed in the hands of an attorney for collection, or if Holder incurs any costs incident to the collection of the indebtedness evidenced hereby, the undersigned agrees to pay a reasonable attorney's fee, all court and other costs and the reasonable costs of any other collection efforts.

         All parties hereto waive demand, notice, presentment and protest.

         This Note shall be construed in accordance with and governed by the laws of the State of Connecticut applicable to contracts that are to be performed in said state.


                                               /s/ Karl Spangenberg
                                            -----------------------------------
                                            Karl Spangenberg